UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

July 31, 2006
Date of Report (Date of earliest event reported)

THE FAIRCHILD CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation or organization)	Commission File Number 1-6560	34-0728587 (I.R.S. Employer Identification No.)

1750 Tysons Boulevard, Suite 1400, McLean, VA 22102
(Address of principal executive offices)

(703) 478-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_____________________________

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS:

Certain statements in this filing contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operation and business. These statements relate to analyses and other information, which are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects, developments and business strategies. These forward-looking statements are identified by their use of terms and phrases such as ‘‘anticipate,’’ ‘‘believe,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘will’’ and similar terms and phrases, including references to assumptions. These forward-looking statements involve risks and uncertainties, including current trend information, projections for deliveries, backlog and other trend estimates that may cause our actual future activities and results of operations to be materially different from those suggested or described in this financial discussion and analysis by management. These risks include: our ability to finance and successfully operate our retail businesses; our ability to accurately predict demand for our products; our ability to receive timely deliveries from vendors; our ability to raise cash to meet seasonal demands; our dependence on the retail and aerospace industries; our ability to maintain customer satisfaction and deliver products of quality; our ability to properly assess our competition; our ability to improve our operations to profitability status; our ability to liquidate non-core assets to meet cash needs; our ability to attract and retain highly qualified executive management; our ability to achieve and execute internal business plans; weather conditions in Europe during peak business season and on weekends; labor disputes; competition; foreign currency fluctuations; worldwide political instability and economic growth; military conflicts, including terrorist activities; infectious diseases; new legislation which may cause us to be required to fund our pension plan earlier than we had expected; and the impact of any economic downturns and inflation.

If one or more of these and other risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. Given these uncertainties, users of the information included in this report, including investors and prospective investors, are cautioned not to place undue reliance on such forward-looking statements. We do not intend to update the forward-looking statements included in this filing, even if new information, future events or other circumstances have made them incorrect or misleading.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Effective as of July 31, 2006, Mr. James G. Fox’s employment with The Fairchild Corporation has ended. This terminates Mr. Fox’s agreement with The Fairchild Corporation to serve as Senior Vice President - Finance and Chief Financial Officer. The terms of such agreement are described in The Fairchild Corporation's 8-K filed with the Securities and Exchange Commission, dated October 1, 2005.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective as of July 31, 2006, Mr. James G. Fox is no longer employed by The Fairchild Corporation and no longer serves as Senior Vice President - Finance and Chief Financial Officer. Mr. Fox had served in such capacity since October 1, 2005. The terms of Mr. Fox’s departure are being finalized.

Mr. Michael L. McDonald was appointed Chief Financial Officer effective as of August 2, 2006. Mr. McDonald has served as a Vice President of Fairchild since May 2002 and as Fairchild’s Controller since July 2000. He served as Assistant Controller from 1997 to July 2000. Mr. McDonald has been employed by Fairchild since 1989.

Mr. Bradley T. Lough will assume Mr. McDonald’s Controller functions. Mr. Lough has served as Fairchild’s Treasurer since February 2004 and as Vice President since May 2002. In addition, he has held the following positions with Banner Aerospace, Inc., a subsidiary of The Fairchild Corporation: Chief Financial Officer from December 1998 through April 2003; Vice President since December 1999; Treasurer from August 1993 through April 2003 and from December 2005 to current; Secretary from May 1998 through April 2003 and Assistant Secretary from February 1994 through April 1998.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 4, 2006

        THE FAIRCHILD CORPORATION

        By:       /s/ DONALD E. MILLER
        Name:  Donald E. Miller
        Title:     Executive Vice President,
           Corporate Secretary and General Counsel